UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 19, 2026

PRESTIGE CONSUMER HEALTHCARE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32433	20-1297589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 White Plains Road, Tarrytown, New York 10591

(Address of Principal Executive Offices) (Zip Code)

(914) 524-6800

(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PBH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 19, 2026, Prestige Brands, Inc. (“Purchaser”), a Delaware corporation and a wholly-owned subsidiary of Prestige Consumer Healthcare Inc. (the “Company”), entered into a definitive agreement (the “Asset Purchase Agreement”) with Foundation Consumer Brands, LLC (“Foundation”), a Delaware limited liability company. The Asset Purchase Agreement provides that, upon the terms and subject to the conditions set forth therein, Purchaser will acquire certain assets and assume certain liabilities primarily related to a portfolio of over-the-counter consumer health products, including Breathe Right® and certain other brands, for $1.045 billion in cash (the “Transaction”).

The Company expects the Transaction to close in the first half of Fiscal 2027, subject to the satisfaction or waiver of customary conditions to closing and clearance under the Hart-Scott Rodino Antitrust Improvements Act of 1976.

The Asset Purchase Agreement contains customary representations, warranties, and covenants of both Purchaser and Foundation, as well as indemnification provisions that are subject to specified limitations. Purchaser has obtained representation and warranty insurance, which serves as Purchaser’s sole recourse for losses related to breaches of Foundation’s representations and warranties, other than in the case of fraud. Subject to certain exceptions and limitations, Purchaser and Foundation have agreed to indemnify each other for breaches of post-closing covenants and other specified matters contained in the Asset Purchase Agreement.

The Asset Purchase Agreement also contains certain customary termination rights for each of Purchaser and Foundation. The Asset Purchase Agreement may be terminated by either Purchaser or Foundation if the closing of the Transaction has not occurred prior to July 20, 2026, subject to certain exceptions specified in the Asset Purchase Agreement. The Asset Purchase Agreement may also be terminated by either Purchaser or Foundation if the other party is in breach of the Asset Purchase Agreement, such that it has not met its closing conditions and has not or is not able to cure such breach.

The foregoing description of the terms of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement. The Company expects to file a copy of the Asset Purchase Agreement as an exhibit to its Annual Report on Form 10-K for the year ending on March 31, 2026.

The Asset Purchase Agreement contains various representations and warranties made by the parties solely for purposes of the Asset Purchase Agreement and as of specific dates set forth therein, which were the product of negotiations, and may be subject to important qualifications and limitations included in confidential disclosure schedules of the Asset Purchase Agreement. Certain representations and warranties in the Asset Purchase Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters of fact. Furthermore, the representations and warranties may be subject to standards of materiality applicable to the parties that may be different from those applicable to the Company’s stockholders. Additionally, information concerning the subject matter of such representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, such representations and warranties in the Asset Purchase Agreement may not constitute the actual state of facts about Foundation, the Company, or Purchaser. Stockholders of the Company are not third-party beneficiaries under the Asset Purchase Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Foundation (or any of its subsidiaries), the Company, or Purchaser or any of their respective subsidiaries or affiliates.

Item 7.01 Regulation FD Disclosure.

On March 19, 2026, representatives of the Company began making presentations to investors regarding the Transaction using slides attached to this Current Report on Form 8-K as Exhibit 99.1 (the “Investor Presentation”) and incorporated herein by reference.  The Company expects to use the Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others during the fourth fiscal quarter ending March 31, 2026 and during the fiscal year ending March 31, 2027.

By furnishing the information contained in this Item 7.01, the Company makes no admission as to the materiality of any information that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time.  The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted.  Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events.

On March 20, 2026, the Company issued a press release announcing the entry into the Asset Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

See Exhibit Index immediately following the signature page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2026	PRESTIGE CONSUMER HEALTHCARE INC.

	By:	/s/ Christine Sacco
Christine Sacco
Chief Financial Officer & Chief Operating Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Investor Presentation in use beginning March 20, 2026 (furnished only).
99.2	Press Release dated March 20, 2026 announcing the Company's entry into the Asset Purchase Agreement.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).